UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2014

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On November 19, 2014, Cardinal Health, Inc. (the “Company”) issued and sold $450 million aggregate principal amount of 2.400% notes due 2019 (the “2019 Notes”), $400 million aggregate principal amount of 3.500% notes due 2024 (the “2024 Notes”) and $350 million aggregate principal amount of 4.500% notes due 2044 (the “2044 Notes,” and, together with the 2019 Notes and 2024 Notes, the “Notes”). In connection with the sale of the Notes, on November 7, 2014, the Company entered into an underwriting agreement, previously filed with the Securities and Exchange Commission (the “Underwriting Agreement”). The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-190741) previously filed with the Securities and Exchange Commission (the “Registration Statement”).
The Notes are governed by an Indenture dated as of June 2, 2008 between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. Forms of the 2019 Notes, the 2024 Notes and the 2044 Notes are filed as Exhibits 4.1, 4.2 and 4.3, respectively.
In connection with the issuance of the Notes, Rylan O. Rawlins, Associate General Counsel of the Company, and Gibson, Dunn & Crutcher LLP, counsel to the Company, have delivered opinions to the Company regarding the legality of the Notes upon issuance and sale thereof. A copy of each opinion is filed as Exhibits 5.1 and 5.2, respectively.
The Company incorporates by reference the exhibits filed with this Form 8-K into the Registration Statement.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 7, 2014, among the Company, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on November 10, 2014, File No. 1-11373).

4.1	Form of 2019 Notes.
4.2	Form of 2024 Notes.
4.3	Form of 2044 Notes.
5.1	Opinion of Rylan O. Rawlins, Associate General Counsel of the Company.
5.2	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Rylan O. Rawlins, Associate General Counsel of the Company (included in Exhibit 5.1).
23.2	Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.2).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: November 19, 2014	By:	/s/ Stephen T. Falk
Name: Stephen T. Falk
Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 7, 2014, among the Company, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on November 10, 2014, File No. 1-11373).

4.1	Form of 2019 Notes.
4.2	Form of 2024 Notes.
4.3	Form of 2044 Notes.
5.1	Opinion of Rylan O. Rawlins, Associate General Counsel of the Company.
5.2	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Rylan O. Rawlins, Associate General Counsel of the Company (included in Exhibit 5.1).
23.2	Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.2).

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